UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22423

ORACLE FAMILY OF FUNDS

 (Exact name of registrant as specified in charter)

182 Island Blvd., FL, Fox Island, WA  98333

 (Address of principal executive offices)(Zip code)

Laurence I. Balter

Oracle Investment Research

182 Island Blvd., FL, Fox Island, WA  98333

 (Name and address of agent for service)

Registrant's telephone number, including area code: (253) 303-0164

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

FISCAL YEAR ENDED

AUGUST 31, 2011

Oracle Mutual Fund

Annual letter to shareholders August 31, 2011.

Dear Shareholder,

This first annual report covers a very short period of time.  Although our fiscal year ended August 31, the fund did not commence operations until January 3, 2011.  This report only reflects eight months of performance.  Please keep that in mind.  We invite you to view some of the new videos on our newly redesigned website www.oraclemutualfund.com related to several fund holdings.

For the eight month period beginning January 3, 2011, the fund declined in value (-19.58%).  As a focused, disciplined and concentrated fund (currently 28 global holdings) our approach is to own companies critical to the supply chain of the developing world.  MSCI All World Index (-6.13%).  We took advantage of this decline to generate tax loss carry forwards for the fund and currently we do not have any embedded capital gains.

We began the year with a global economic recovery.  Then in March 2011, Japan, the world’s third largest economy, was hit with a devastating tsunami and earthquake, crippling the country and taking it out of the economic loop for over a month.  This resulted in a global contraction of business and supply lines, as manufacturers and suppliers were unable to complete orders.

If that were not enough, in the summer of 2011, Congress and the President dueled on debt ceiling concerns.  This resulted in the credit worthiness of the U.S. to be downgraded by Standard &Poor’s.   This historic event was complicated by other overhangs in the global markets; the solvency of the European Union and its debt problems, the uncertainty of a double-dip recession in the United States, and the possible slowdown of growing Asian economies.

So, why bother investing in this economic climate? And why invest in our fund? Population growth has not slowed down, each year 75 million people are born into the world, and that equates to a new city the size of San Francisco -every week.  A steady increase on the demand of the limited supply of resources our companies produce should increase their profits over the long term.

China continues to urbanize with a forecast of an additional 200 million people in the next 10 years to join the middle class.  China also plans to spend over $700 Billion on electrical infrastructure alone over this time frame.  To carry out these plans, China requires an additional 10 million housing units per year.  The constraint will be availability of raw materials, most of which need to be imported and ordered from many of the companies in our fund.

So let’s look at our worst short-term performers and see if we can find a silver lining hidden in all the background noise and give us a reason to invest today.

Coal

The worst short-term performers of the fund (Teck Resources -17.8%, Walter Energy -26%, Cliffs Natural Resources -6%, Alpha Natural Resources -25%) presented us a with “lump of coal” in our pre-holiday stocking so far this year.  Japan is the world’s largest importer of coal. Following the natural disaster in Japan earlier this year, coal import facilities, as well as coal-fired power generators, were knocked offline.  With this decrease in Japanese demand, coal prices took a hit.   Following the Fukushima nuclear power plant disaster, Germany is also on track to eliminate nuclear power by the end of 2022 and must be offset by other sources, including increased coal-powered plants.As nuclear facilities remain offline for maintenance and as coal power comes back online, there should be a rebound in pricing

According to the World Coal Association, the use of coal will rise 53% over the next 20 years. Coal has been the world’s fastest growing fuel.  Most of this new coal demand comes from the developing world, and China accounts for over half of the world’s total consumption.

Currently the valuations of our coal holdings are trading at their lows.  Free cash flow yields are approaching the double digits.  With a long term growth story intact and solid free cash flow yields there isa compelling opportunity.

Agricultural Chemicals

Potash prices are climbing steadily in all global regions.  Effective utilization rates for the  potash  industry  are  above  90%  due  to  excellent  farmer  profitability  and demand from the  United  States, Brazil, Malaysia  and  Indonesia.  The robust level of demand has tightened markets extensively.  India, a large buyer of potash, became entangled in the bid process in a rising market and failed to order for the 2011-2012 growing season.  India has made no large purchases for 2012 at this juncture, and when it enters the market, it will place additional pressure on a supply demand balance which is already quite tight. We believe the potash industry should produce good positive demand and price momentum through 2012.

Metals and Mining

Rare earth elements are the key to the new economy, used in everything from electric cars, renewable power to iPads.  Prices are surging as much 4~9x a year.  Global demand is rising too, while supply from China, which produces 90% of the metals is shrinking or nearly eliminated as China is hording their resources.  A cell phone may contain as much as $3 in rare earths.  A hybrid car contains ~$120 in rare earth elements in each battery, and nearly a half a ton for each large wind turbine.  Magnets made from rare earth elements can pull 1000x their weight and are used in micro-motors, wireless devices and wind turbines.  When China cut exports in 2010, prices surged and it roiled the West.  When considering China’s intentions, many point to Deng Xiaoping’s comments in 1992: “There is oil in the Middle East.  There are rare earths in China.  We must take full advantage of these resources.”  Molycorp (-4.5%) is the largest producer of rare earth materials outside of China.  Based in Mountain Pass, California and have been in business since the 1950’s.  We own Molycorp as a significant investment in the fund, as we see goodprospects for the future as the dominant rare earths producer.

At this time we are seeing signs of resurgence in China’s proportion of global metal demand which exceeds its 9% GDP growth rate, as 40% of the global demand for copper currently comes from China.  Freeport McMoran Copper & Gold (-14.7%) is the largest copper mining company in the world.  Their cost of production equates to ~$1 per pound, and they sell it for $3~$4 per pound.  With a strong balance sheet and a sustainable dividend, the free cash flow yield an investor would earn if they could purchase the company outright would yield 13%.Today the bonds of this company trade at a yield of 3.98%.  Although equity is the junior piece of the capital structure, we would argue that you are better off owning the company than being its lender.  Many of our equity holdings are priced at similar metrics.  It is only a matter of time before the markets realize that there are better opportunities in equities than bonds at this point.

Oil and Related Services

Crude oil production remains stagnant, indicating that the era of accessible, low-cost supply is coming to an end.  Prices will eventually be forced higher.  Incremental oil demand from developing nations has averaged 1.6 million barrels per day, and 88% of this incremental demand comes from China and India.  If this growth continues, developing world demand will approach 52 million barrels per day by 2015.  Compare this to the total production of approximately 89 million barrels per day globally, and we paint a picture of higher prices long term.  Space capacity as shown below is forecast to drop significantly in the coming years.

OGX Petroleo E Gas Participacoes OGX (-30%) is our largest holding in the oil sector, with tremendousoil production opportunities in Brazil.  We feel that this company, with over 10 billion barrels of proven reserves holds the most promise for the fund.  At current valuations, OGX is priced at ~$3 per barrel of proven reserves.

Investment solutions to fiscal issues

As long as governments continue on their path of “easy” money, whether by lowinterest rates or the printing of more currency to stimulate growth, the price of global commodities we need and use every day should continue to rise over time.  Oil prices and other commodities over the long term should rise as supply is tight and crucial to the world’s economy.

Valuations- then and now

The economy and the stock markets at times do not reflect the same information.  Today, with the advent of instant information and 24-hour news media, it is hard for individual investors to keep their “eye on the ball”.  If you looked at the financial headlines in the New York Times in 1982, and substituted the dates, news stories would look very similar today.  Back then we had 10% unemployment, a political culture that could not get along and fears of deep recessions prevailed.  Stocks were valued at under 10 times earnings and it seemed at the time that the world was going to get worse.   After 1982, US GDP grew at 7% per year for the following two years.

Summary

All economic indications point toward continued expansion in the coming years.  However, economic growth and employment will be slower than in the past due to the headwinds in government policies, regulation and taxation which present obstacles to free market capitalism.  The European Union remains the “dark cloud” and does pose risks to the global economy and bears close supervision.  However, despite these issues, exporters in the US will benefit.  With corporate profits at record levels and valuations and near record troughs, equities appear in general to be very reasonably priced.

For new investors in the fund, we encourage you to take a minimum 3 year horizon or longer as we believe patience will be rewarded.

Our first annual meeting for shareholders has been moved from February to March 17, 2012 in Maui, Hawaii.  Although the details are still being worked out, we are scheduled to have several guest speakers that should make for a fascinating discussion.  Dr. Jack Bacon, NASA’s “new Carl Sagan” one of the most requested speakers in the world for topics concerning technology and the factors that shape our world.

We invite all shareholders, members of the press and financial advisors to attend, and make a vacation out of it!  Please visit our website annual meeting link for more details.

I look forward to reporting to you soon and seeing you at the annual meeting in Maui.

Laurence Isaac Balter

Fund Manager

lb@oraclemutualfund.com

ORACLE MUTUAL FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2011 (UNAUDITED)

FOR PERIOD JANUARY 3, 2011* THROUGH AUGUST 31, 2011

	Since Inception **	Ending Value
Oracle Mutual Fund (with load)	(19.58)%	$ 7,619
Oracle Mutual Fund (without load)	(19.58)%	$ 8,041
MSCI World Index	(6.13)%	$ 9,387
** Not Annualized

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of January 3, 2011 (commencement of investment operations). Total return is based on the net change in NAV, including sales load, and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The MSCI World Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31 1969. MSCI World Index includes developed world markets, and does not include emerging markets.

If you purchase shares of the Oracle Mutual Fund, you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The graph above reflects the sales charge.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 0.50% redemption fee on shares redeemed with 30 days of purchase.

ORACLE MUTUAL FUND

PORTFOLIO SECTOR ILLUSTRATION

AUGUST 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Oracle Mutual Fund
	Schedule of Investments
	August 31, 2011

Shares		Value

COMMON STOCKS - 98.55%

Agriculture Chemicals - 11.24%
3,500	Agrium, Inc. (Canada)	$ 300,860
12,200	Potash Corp. (Canada)	707,356
5,500	Yara International ASA ADR	302,115
		1,310,331
Bituminous Coal & Lignite Mining - 7.22%
13,100	Alpha Natural Resources, Inc. *	433,217
5,000	Walter Energy, Inc.	408,700
		841,917
Crude Petroleum & Natural Gas - 6.55%
1,000	Denbury Resources, Inc. *	15,950
4,700	Pioneer Natural Resources Co.	367,399
10,000	Stone Energy Corp. *	264,100
7,000	Talisman Energy, Inc. (Canada)	116,900
		764,349

Drilling, Oil, and Gas Wells - 7.30%
4,000	Ensco Plc. ADR	193,040
6,000	Nabors Industries Ltd. *	110,640
32,000	Weatherford International Ltd. *	548,160
		851,840
Industrial Organic Materials - 5.26%
17,700	Lyondellbasell Industries NV Class A (Netherlands)	613,305

Metal Mining - 24.92%
7,330	Cliffs Natural Resources, Inc.	607,291
11,000	Freeport McMoran Copper & Gold, Inc.	518,210
11,000	Molycorp, Inc. *	621,720
9,500	Rio Tinto Plc. ADR	581,020
20,500	Vale S.A. ADR	578,920
		2,907,161
Mining Quarrying of Non-Metallic Minerals - 4.33%
11,400	Teck Resources Ltd. Class B (Canada)	505,362

Oil & Gas Filled Machinery & Equipment - 8.19%
7,800	Cameron International Corp. *	405,288
9,000	Baker Hughes, Inc.	549,990
		955,278
Oil Company - Exploration & Production - 5.20%
82,400	OGX Petroleo E Gas Participacoes SA ADR *	606,464

Oil, Gas Field Services - 11.03%
4,500	Complete Production Services, Inc. *	130,770
12,500	Halliburton Co.	554,625
7,700	Schlumberger Ltd.	601,524
		1,286,919
Petroleum Refining - 4.65%
10,000	BP Plc. ADR	393,900
2,500	Hess Corp.	148,350
		542,250
Steel Works, Blast Furnaces Rolling Mills - 2.66%
10,300	United States Steel Corp.	310,133

TOTAL FOR COMMON STOCKS (Cost $13,158,072) - 98.55%		11,495,309

SHORT TERM INVESTMENTS - 0.54%
63,150	Fidelity Institutional Money Market Portfolio 0.16% **	63,150
TOTAL SHORT TERM INVESTMENTS (Cost $63,150) - 0.54%		63,150

TOTAL INVESTMENTS (Cost $13,221,222) - 99.09%		11,558,459

OTHER ASSETS LESS LIABILITIES - 0.91%		106,090

NET ASSETS - 100.00%		$ 11,664,549
ADR - American Depository Receipt
* Non-income producing security during the period.
** Variable rate security; the money market rate shown represents the yield at August 31, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2011, in valuing the Fund’s investments carried at value:

		Investments in Securities	Level 1	Level 2	Level 3	Total

		Common Stocks	$ 11,495,309	$ -	$ -	$11,495,309
		Short-Term Investments:
		Fidelity Institutional Money Market Portfolio	63,150	-	-	63,150
			$ 11,558,459	$ -	$ -	$11,558,459

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Assets and Liabilities
August 31, 2011

Assets:
Investments, at Value (Cost $13,221,222)	$ 11,558,459
Cash	68,854
Receivables:
Securities Sold	100,840
Shareholder Subscriptions	40,000
Due from Advisor (Note 3)	25
Dividends and Interest	28,858
Prepaid Expenses	8,262
Total Assets	11,805,298
Liabilities:
Securities Purchased	126,128
Administration Fees (Note 3)	2,732
Transfer Agent Fees (Note 4)	2,504
Other Expenses	9,385
Total Liabilities	140,749

Net Assets	$ 11,664,549

Net Assets Consist of:
Paid In Capital	$ 14,175,849
Accumulated Undistributed Net Investment Income	49,523
Accumulated Realized Loss on Investments	(898,060)
Unrealized Depreciation in Value of Investments	(1,662,763)
Net Assets, for 145,037 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 11,664,549

Net Asset Value Per Share and Offering Price ($11,664,549/145,037)	$ 80.42

Minimum Redemption Price Per Share *	$ 80.02

Maximum Offering Price Per Share (Note 2)	$ 84.88

*The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Operations
For the period January 3, 2011 (commencement of investment operations)
through August 31, 2011

Investment Income:
Dividends (Net of foreign tax withheld $11,546)	$ 110,272
Interest	958
Total Investment Income	111,230

Expenses:
Advisory Fees (Note 3)	46,280
Administration Fees (Note 3)	19,561
Audit Fees	8,420
Legal Fees	8,048
Registration Fees	2,039
Transfer Agent Fees (Note 4)	15,719
Custody Fees	2,991
Printing & Mailing	325
Insurance	2,430
Miscellaneous	4,806
Total Expenses	110,619
Advisory Fees Waived/Reimbursed (Note 3)	(48,912)
Net Expenses	61,707

Net Investment Income	49,523

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(898,060)
Net Change in Unrealized Depreciation on Investments	(1,662,763)
Net Realized and Unrealized Loss on Investments	(2,560,823)

Net Decrease in Net Assets Resulting from Operations	$ (2,511,300)

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Changes in Net Assets

	Period Ended	*
	8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 49,523
Net Realized Loss on Investments	(898,060)
Unrealized Depreciation on Investments	(1,662,763)
Net Decrease in Net Assets Resulting from Operations	(2,511,300)

Capital Share Transactions (Note 7)	14,175,849

Net Assets:
Net Increase in Net Assets	11,664,549
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net Investment Income of $49,523)	$ 11,664,549

* The Fund commenced investment operations on January 3, 2011.
The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended
	Ended
	8/31/2011 ▲

Net Asset Value, at Beginning of Period	$ 100.00

Income From Investment Operations:
Net Investment Income *	0.48
Net Loss on Securities (Realized and Unrealized)	(20.06)
Total from Investment Operations	(19.58)

Distributions from:
Net Investment Income	-
Net Realized Gains	-
Total from Distributions	-

Redemption Fees ***	-

Net Asset Value, at End of Period	$ 80.42

Total Return **	(19.58)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,665
Before Waiver
Ratio of Expenses to Average Net Assets	1.78%	†
Ratio of Net Investment Income to Average Net Assets	0.01%	†
After Waiver
Ratio of Expenses to Average Net Assets	1.00%	†
Ratio of Net Investment Income to Average Net Assets	0.80%	†
Portfolio Turnover	254.67%

† Annualized
▲ The Fund commenced investment operations on January 3, 2011.
* Net Investment Income/Loss per share amounts were calculated using the average shares method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2011

Note 1. Organization

The Oracle Mutual Fund (the “Fund”) was organized as a diversified series of the Oracle Family of Funds (the “Trust”) on September 16, 2010. The Trust is an open-end investment company established under the laws of the State of Ohio by an Agreement and Declaration of Trust dated May 21, 2010 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment advisor to the Fund is Oracle Investment Research (the “Advisor”).

The investment objective of the Fund is long-term capital appreciation while secondarily striving for income.  The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations - Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2011

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Federal Income Taxes - Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.

In addition, Generally Accepted Accounting Principals (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period January 3, 2011 (commencement of investment operations) through August 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

Other - The Fund records security transactions on the day after the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, the Fund will assess a 0.50% fee on the redemption or exchange of Fund shares held for 30 days or less and will be paid to the Fund.  The Fund will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in the Fund for a 30-day period from the date of purchase.  For the period ended August 31, 2011, the Fund did not collect any early redemption fees.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2011

Contingent Deferred Sales Charge - Shares are subject to a Contingent Deferred Sales Charge (“CDSC”). The CDSC is imposed on shares redeemed by the shareholder within 12 months of purchase. The 0.50% CDSC is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Sales Charge - If you purchase shares of the Fund, you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  Please refer to the Prospectus for qualifying sales charge reductions or waivers.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, Oracle Investment Research, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  Under the Investment Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis. After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  For the period ended August 31, 2011, the Adviser earned $46,280 in advisory fees.

The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding dividends on short positions, brokerage commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.00%, through December 31, 2011, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees.  For the period ended August 31, 2011, the Adviser waived $48,912 in expenses pursuant to the expense limitation agreement.  At August 31, 2011, the Adviser owed the Fund $25 for expenses waived.

Pursuant to an Administration Agreement (the “Administration Agreement”), Oracle Investment Research (the “Administrator”), acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund 0.20% of average net assets on the first $50 million of Fund assets, 0.07% of the average net assts over $50 million but less then $100 million, 0.05% of the average net assts over $100 million but less then $150 million, and 0.03% of the average net assets over $150 million; all are subject to a minimum monthly fee of $2,500.  For the period ended August 31, 2011, the Adviser earned $19,561 in administrative fees.  At August 31, 2011, the Fund owed $2,732 in administrative fees.

Note 4. Affiliated Service Provider

Mutual Shareholder Services, LLC (“MSS”), acts as the Fund’s transfer agent.  Certain officers of the Trust are officers, employees, and/or members of management of MSS.  MSS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  For the period ended August 31, 2011, MSS earned $15,719.  At August 31, 2011, the Fund owed MSS $2,504.

Note 5. Distribution Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Fund’s distributor for distribution services (the “Distribution Fee”) for shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  The Distribution Plan provides that the Fund’s distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Currently the Distribution plan is inactive.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2011

Note 6. Investment Transactions

For the period January 3, 2011 (commencement of investment operations) through August 31, 2011, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $39,097,173 and $25,041,042, respectively.

Note 7. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares without par value.  The total paid-in capital was $14,175,849 as of August 31, 2011.  Transactions in capital for the period ended August 31, 2011, were as follows:

	Period January 3, 2011 (commencement of investment operations) through August 31, 2011
	Shares	Amount
Shares sold	154,956	$15,048,365
Shares reinvested	-	-
Shares redeemed	(9,919)	(872,516)
Net increase	145,037	$14,175,849

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 0.50% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the period ended August 31, 2011, there were no redemption fees collected by the Fund from shareholder transactions and included in paid-in-capital.

Note 8. Change of Service Providers

Effective May 25, 2011, the auditor’s, Patke & Associates, Ltd. have resigned as the Fund’s auditor due to staffing limitations.  The Fund has retained Sanville & Company to perform the August 31, 2011 audit.

Note 9. Tax Matters

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Undistributed ordinary income

                    $       49,523

Post-October capital loss deferrals

Realized between 11/1/10 and 8/31/2011 *

    $   (898,060)

Gross unrealized appreciation on investment securities

                                    $        80,695

Gross unrealized depreciation on investment securities

                                    $ (1,743,458)

Net unrealized appreciation on investment securities

                    $ (1,662,763)

Cost of investment securities (including short-term investments) **

                                    $  13,221,222

*  These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period January 3, 2011 (commencement of investment operations) through August 31, 2011, there were no distributions paid.

Note 10. Beneficial Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of August 31, 2011, National Financial Service Corp., for the benefit of its customers, held approximately 91.74% of the voting securities of the Fund, and may be deemed to control the Fund.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2011

Note 11. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of the Oracle Mutual Fund,

   a Series of the Oracle Family of Funds

We have audited the accompanying statement of assets and liabilities of the Oracle Mutual Fund, (the "Fund"), a series of the Oracle Family of Funds (the “Trust”), including the schedule of investments, as of August 31, 2011 and the related statements of operations, changes in net assets and the financial highlights for period January 3, 2011 (commencement of investment operations) through August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of August 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oracle Mutual Fund, a series of the Oracle Family of Funds, as of August 31, 2011, the results of its operations, changes in its net assets and the financial highlights for the period indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 17, 2011

	Oracle Mutual Fund
	Expense Illustration
	August 31, 2011 (Unaudited)

	Expense Example

	As a shareholder of the Oracle Mutual Fund, you incur ongoing costs which typically consist of management fees,
	and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars)
	of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

	The Example is based on an investment of $1,000 invested at the beginning of the period and held for the the entire period March 1, 2011 through August 31, 2011.

	Actual Expenses

	The first line of the table below provides information about actual account values and actual expenses. You may
	use the information in this line, together with the amount you invested, to estimate the expenses that you paid
	over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
	$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
	During Period" to estimate the expenses you paid on your account during this period.

	Hypothetical Example for Comparison Purposes

	The second line of the table below provides information about hypothetical account values and hypothetical
	expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,
	which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate
	the actual ending account balance or expenses you paid for the period. You may use this information to compare
	the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with
	the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	March 1, 2011	August 31, 2011	March 1,2011 to August 31,2011

Actual	$1,000.00	$800.44	$4.54
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,020.16	$5.09

	* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ORACLE MUTUAL FUND

TRUSTEES AND OFFICERS

AUGUST 31, 2011 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years
Paul Kirschner 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1955	Trustee	Indefinite Term; Since September, 2010	One	President - Fresh Start Loan Corporation- Since 1999	None
Daniel Friedlander 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1974	Trustee	Indefinite Term; Since September, 2010	One	Attorney at Law – Since 2000	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years
Laurence I. Balter * 182 Island Blvd., FI, Fox Island, WA 98333 Year of Birth: 1969	President and Trustee	Indefinite Term; Since September, 2010	One	Oracle Investment Research, Balter Wealth Management	None
Charles R. Ropka, Esq. 215 Fries Mill Road, Turnersville, NJ 08012 Year of Birth: 1963	Secretary	Indefinite Term; Since September, 2010	N/A	Attorney-at-law- Law Office of C. Richard Ropka, LLC, Rabil, Ropka, Kingett & Stewart, LLC	N/A
Gregory Getts 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1957	Treasurer	Indefinite Term; Since September, 2010	N/A	President - Mutual Shareholders Services, LLC (2001-present).	N/A

* Mr. Balter is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Balter is an interested person of the Trust by virtue of the fact that he is an interested person of Oracle Investment Research, the Fund’s investment advisor.

ORACLE MUTUAL FUND

ADDITIONAL INFORMATION

AUGUST 31, 2011 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 494-2755 to request a copy of the SAI or to make shareholder inquiries.

Approval of Management Services Agreement

In connection with the organizational meeting of the Board of Trustees (the “Board”) of Oracle Family of Funds (the “Trust”), held on September 16, 2010 (the “Meeting”), the Board, including the Independent Trustees, discussed the approval of a Management Agreement (the “Agreement”) between the Trust and Oracle Investment Research, LLC (the “Adviser”), on behalf of the Oracle Mutual Fund (the “Fund”).  The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a Fund and its shareholders, trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the Fund.  The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations.  They also discussed the specific factors trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the Fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.  In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement.  These materials included information on the investment performance of the Adviser with respect to its separately privately managed accounts; plans for monitoring compliance with the Fund’s investment limitations; the organization, history and financial condition of the Adviser and the experience of the Adviser.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  A presentation was given by the Adviser regarding the Fund’s investment strategy and the Adviser’s experience in the securities industry.  The Adviser’s representative discussed plans for monitoring compliance with the Fund’s investment

ORACLE MUTUAL FUND

ADDITIONAL INFORMATION

AUGUST 31, 2011 (UNAUDITED)

limitations.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Agreement.

Performance of the Adviser.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund; however, the Board, including the Independent Trustees, considered the performance of the Adviser’s separately managed accounts, and reviewed its prior performance results.  The Trustees concluded that the Adviser had the experience to deliver satisfactory investment performance for the Fund.

Fees and Expenses. The Trustees reviewed information regarding comparative fees charged by advisers to a peer group of Funds.  The Board discussed the contractual arrangement by which the Adviser agreed to reduce fees and absorb expenses of the Fund until at least December 31, 2011, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any acquired Fund fees and expenses, borrowing costs, taxes and extraordinary expenses) will not exceed 0.95%, 1.70% and 0.70% and 0.85% of the Fund’s average daily net assets for its Class A, Class C, Class I and Class NL shares, respectively. It was the consensus of the Board that, based on the nature of the Fund’s investments in related securities, and the Adviser’s unique experience and expertise in these types of investments and the fees charged by the Adviser to its privately managed accounts, the proposed management fee was reasonable.

Profitability. The Trustees discussed with the Adviser the expected profits to be realized by the Adviser based on expected asset levels, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees which may be paid to the Adviser.  It was the consensus of the Trustees that the Adviser would not be overly profited based on initial estimates of costs and asset levels.

Economies of Scale. The Trustees concluded that, based on expected asset levels, the benefits derived from economies of scale were not relevant considerations at this time.

 Conclusion. Having requested and received such information from the Adviser which the Board believed to be reasonably necessary in order to evaluate the terms of the proposed Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable, and unanimously approved the proposed Management Agreement.

Investment Adviser:
Oracle Investment Research

182 Island Blvd., FI

Fox Island, WA 98333

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel:
Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

Custodian:
Huntington National Bank

41 South Street

Columbus, OH 43125

Transfer Agent:
For more information, purchase or redemptions, call or write to

Oracle Mutual Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Oracle Mutual Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 494-2755 Toll Free

This report is provided for the general information of the shareholders of the Oracle Mutual Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics  Filed herewith.

Item 3. Audit Committee Financial Expert  The Registrant’s Board of Trustees has determined that Paul Kirschner possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as the “audit committee financial expert” and has designated Mr. Kirschner as the Audit Committee’s financial expert. Mr. Kirschner is an “independent” Trustee pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.   This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.  The Board believes that each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2011

$ 8,000

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 1,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACLE FAMILY OF FUNDS

By /s/ Laurence I. Balter

----------------------------------------

* Laurence I. Balter,

President

Date:

June 28, 2012

*Print the name and title of each signing officer under his or her signature.